Exhibit 10.19

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 1

LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 16th day of November, 2006, between ARE-480 Arsenal Street, LLC, a Delaware limited liability company (“Landlord”), and Tetraphase Pharmaceuticals, Inc., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	480 Arsenal Street, Watertown, Massachusetts

Premises:	That portion of the Project, containing approximately 15,149 rentable square feet, as determined by Landlord, consisting of Area 1-A East, as shown on Exhibit A.

Project:	The real property on which the building (the “Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$40,271.09, per month Rentable Area of Premises: 15,149 sq. ft.

Rentable Area of Project: 140,744 sq. ft. Tenant’s Share of Operating Expenses: 10.764%

Security Deposit: $120,813.27

Commencement Date: November 15, 2006

Rent Commencement Date: Commencement Date

Rent Adjustment Percentage: 3%

Base Term:	A term beginning on the Commencement Date and ending on December 31, 2012

Permitted Use:	research and development laboratory (including, without limitation, drug development research and process and medicinal chemistry), related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 8 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
385 E. Colorado Boulevard, Suite 299	385 E. Colorado Boulevard, Suite 299
Pasadena, CA 91101	Pasadena, CA 91101
Attention: Accounts Receivable	Attention: Accounts Receivable

Tenant’s Notice Address:

Attention:

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[ X ] EXHIBIT A – PREMISES DESCRIPTION	[ X ] EXHIBIT B – DESCRIPTION OF PROJECT
[ X ] EXHIBIT C – WORK LETTER	[ X ] EXHIBIT D – TENANT’S PERSONAL PROPERTY
[ X ] EXHIBIT E – RULES AND REGULATIONS	[ X ] EXHIBIT F – FORM OF LETTER OF CREDIT

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1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises. Tenant shall have, as appurtenant to the Premises, the right to use those portions of the Project which are for the non-exclusive use of tenants of the Project (collectively, the “Common Areas”), including, without limitation, those portions of the elevators and parking areas serving the Project which are included in the Common Areas. Notwithstanding the foregoing, Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use. Tenant shall have access to the Premises 24 hours per day, 365 days per year, subject to Landlord’s reasonable requirements with regard to any work to be performed by Landlord on the Project or the Premises.

2. Delivery; Acceptance of Premises; Commencement Date. Tenant acknowledges and agrees that Landlord will be constructing Landlord’s Work following the Commencement Date. Accordingly, the entire Premises will not be delivered to Tenant for Tenant’s use on the Commencement Date. Landlord shall use reasonable efforts to deliver the entire Premises to Tenant, with Landlord’s Work Substantially Completed, as soon as possible following the Commencement Date (“Delivery” or “Deliver”). Landlord shall not be liable to Tenant for any loss or damage resulting from delays in the Delivery of the Premises (subject to the provisions regarding Landlord’s waiver of Base Rent and Operating Expenses during performance of Landlord’s Work set forth in Section 4 hereof), and this Lease shall not be void or voidable except as provided herein. Notwithstanding the foregoing, in the event that Landlord has not Substantially Completed Landlord’s Work on or before May 15, 2007 (“Outside Date”), then Tenant shall have the right to terminate this Lease by written notice to Landlord within 5 days after the Outside Date. As used herein, the terms “Landlord’s Work,” “Tenants’ Work,”, “Force Majeure Delays,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the work letter to be entered into by Landlord and Tenant, which work letter shall be in substantially the form attached hereto as Exhibit C (the “Work Letter”).

The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms which Tenant may elect pursuant to Section 40 hereof.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 8 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent except as specifically set forth in Section 4 hereof.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Right to Terminate. Tenant may terminate the Term of this Lease for any reason effective as of the last calendar day of the 42nd full calendar month of the Term hereof (the “Early Termination Date”), upon 9 months’ prior written notice to Landlord. Such notice to Landlord (a “Termination Notice”) shall be accompanied by Tenant’s payment to Landlord of a termination payment in an amount equal to 9 months’ Base Rent at the rate which will be in effect as of the Early Termination Date. Any Termination Notice so delivered shall apply to the entire Premises and shall be final and irrevocable. If Tenant delivers a Termination Notice in accordance with the foregoing requirements, then

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(i) the Early Termination Date shall be deemed to be the date on which the Term expires for all purposes under the Lease, (ii) Tenant shall comply with all of the obligations of Tenant under this Lease that arise during or are attributable to the period ending on such Early Termination Date, (iii) Tenant shall have no further right to exercise the Extension Option set forth in Section 40 hereof, and (iv) Tenant shall vacate and surrender the Premises on the Early Termination Date in accordance with Section 29 hereof. Such termination right shall not apply to any assignee of Tenant’s interest in the Lease that requires Landlord’s consent under Section 23 hereof or, at Landlord’s election, if an Event of Default (as hereinafter defined) has occurred and is continuing at the time of Tenant’s exercise of such option.

4. Rent.

(a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off except as expressly set forth herein, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 6) due hereunder except for any abatement as may be expressly provided in this Lease. Notwithstanding the foregoing, Base Rent due and payable during the first 12 calendar months of the Term (including any partial month following the Commencement Date), i.e., from the Commencement Date until November 14, 2007, shall be reduced to an amount equal to 50% of the Base Rent set forth above, or $20,135.55 per month. Thereafter, Base Rent due and payable during the immediately succeeding 6 calendar months of the Term (increased by the Rent Adjustment Percentage as provided in Section 5 hereof), i.e., November 15, 2007 until May 14, 2008, shall be increased to an amount equal to 72.5% of such increased Base Rent, or $30,072.44. Commencing on May 15, 2008, and continuing thereafter for the remainder of the Term, Base Rent shall be due and payable in the amount set forth above, subject to adjustment as provided in Section 5 hereof.

(b) Rent During Construction of Landlord’s Work. Notwithstanding anything herein to the contrary, Landlord agrees that, during Landlord’s construction of Landlord’s Work following the Commencement Date, in addition to the reduction in Base Rent set forth in Section 4(a), Landlord shall waive Tenant’s obligation to pay Base Rent and Operating Expenses hereunder on a day-for-day basis with respect to the portion of the Premises which is rendered unusable to Tenant due to such construction activity. Such waiver with respect to Base Rent shall only take effect if and to the extent that more than 50% of the Premises is rendered unusable as aforesaid. By way of example, and without intending to limit the generality of the foregoing, if 60% of the Premises is rendered unusable due to such construction activity, 60% of Operating Expenses shall be waived and 10% of Base Rent shall be waived, in each case for the number of days that such portion of the Premises is rendered unusable. Following Substantial Completion of Landlord’s Work, Landlord shall prepare and deliver to Tenant an accounting of the reduction in Base Rent and Operating Expenses to which Tenant is entitled pursuant to this section, and such amounts shall be deducted from Tenant’s next payment of Base Rent and Operating Expenses hereunder. Calculation of any credit against Base Rent hereunder shall be based on the full amount of Base Rent set forth in the Basic Lease Provisions above, not the reduced amount to be paid by Tenant pursuant to Section 4(a).

(c) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 6), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

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5. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease, i.e., each December 1 (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

6. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all Building and Project related operating costs in connection with the shell and core of the Building, site improvements, maintenance, taxes, utilities, transportation services, insurance, the costs of capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items, in the case of repairs or improvements to the HVAC system and equipment serving the Premises, or, in the case of any other work, over the useful life of such capital items, and the costs of Landlord’s third party property manager, not to exceed 3.0% of Base Rent, or, if there is no third party property manager, administration rent in the amount of 3.0% of Base Rent), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of Mortgage (as defined in Section 28) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

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(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 8);

(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord«’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein, or any income taxes arising out of or related to ownership and operation of income producing real estate, or any excise taxes imposed upon Landlord based upon gross or net rentals or other income received by it;

(t) costs incurred in connection with upgrading the Building to comply with laws, rules, codes and other Legal Requirements in effect prior to the Commencement Date; and

(u) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

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The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If, after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Building had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

7. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) substantially in the form attached hereto as Exhibit F or such other form satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord; Landlord approves Silicon Valley Bank as an approved issuer, and (v) redeemable by presentation of a sight draft in the State of California. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 21), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit,

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Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 30 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 7, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

8. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord (a “Discontinuance Notice”), discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 10) having jurisdiction to be a violation of a Legal Requirement. Upon receipt of any Discontinuance Notice, Tenant shall have the right to terminate this Lease by written notice to Landlord given not more than 90 days thereafter. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Landlord consents to the installation of NMR machinery in the Premises. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

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Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with regulations promulgated pursuant thereto, “ADA”). Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with any Legal Requirements which apply to Tenant’s particular use of the Premises, as opposed to general use categories such as research and development or office use, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement. Notwithstanding the foregoing or any other provision of this Lease, however, Tenant shall not be responsible for compliance with any such Legal Requirements requiring (a) any structural repairs or modifications; (b) any repairs or modification of any condition existing in the Premises or the Building prior to the Lease Commencement Date; (c) repairs or modifications to any utility or any building service equipment; or (c) installation of new building service equipment, such as fire detection or suppression equipment, unless such repairs, modifications, or installations shall (i) be due to Tenant’s particular manner of use of the Premises (as opposed to research and development or office use generally), or (ii) be due to the negligence or willful misconduct of Tenant or any agent, employee, or contractor of Tenant.

9. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 5 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) if Tenant holds over for more than 30 days and Landlord gives Tenant written notice that Landlord requires possession of the Premises for delivery to a subsequent tenant, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages of which Tenant has received prior notice. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 9 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

10. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, assessments and governmental charges of any kind (collectively referred to as “Taxes”) imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from

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statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord’s business of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand. The Landlord’s taxes shall mean such amounts as shall be finally determined after deducting abatements, rebates or refunds, if any, less the costs and expenses of obtaining the same. For the purposes of determining payments due from Tenant to Landlord, the Landlord’s taxes shall be deemed to be the taxes assessed for each calendar year until such time as an abatement, rebate or refund shall be made for such tax year, and if any such abatement, rebate or refund shall be made for any tax year, an appropriate adjustment or refund shall be made within thirty (30) days of receipt of the same by Landlord in the amount due from or paid by Tenant to Landlord on account of such Taxes dependent upon the amount of such abatement, rebate or refund less the cost and expense of obtaining the same. Landlord’s obligations pursuant to this Section 10 to rebate, refund or otherwise adjust any payment by Tenant of Additional Rent shall survive the expiration or earlier termination of this Lease.

11. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, at no additional cost to Tenant, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded, provided that, subject to all matters of record, Force Majeure, a Taking and the exercise by Landlord of its rights hereunder as aforesaid, Tenant shall at all times be entitled to use 22 parking spaces. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Notwithstanding anything herein to the contrary, Tenant shall at all times be entitled to 22 parking spaces.

12. Utilities, Services.

Landlord shall provide, subject to the terms of this Section 12, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separated metered or charged directly to Tenant by the provider. Landlord represents that the Premises are currently submetered with respect to electrical service and that Landlord shall pass through to Tenant the actual amount charged by the electrical provider, as measured by such submeter, without any mark-up by Landlord. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No

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interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

13. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 14) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant may make alterations to the Premises which do not affect the Building structure without Landlord’s consent and without the need for construction documents, provided that such alterations involve only non-structural work to the Premises (such as replacement of floor coverings, window coverings, fixtures, equipment and signage), and do not exceed $50,000 in cost for any one project. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord (in an amount not to exceed $2,000 for any one project) for review and approval of Tenant’s plans and specifications and monitoring of construction (i.e., engineering plan review, on-site inspections of work and similar work by or on behalf of Landlord). Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Other than (i) the items, if any, listed on Exhibit E attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit E in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass

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washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 29 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. Landlord agrees that Tenant shall have no obligation to remove any Installation included within the initial Landlord’s Work. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

14. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including foundation, roof, exterior walls, structural floors, HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 19.

15. Tenant’s Repairs. Subject to Section 14 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 18 and 19, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

16. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials

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claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

17. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or negligence of Landlord or any of Landlord’s agents, employees or contractors. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

Landlord shall indemnify and save harmless Tenant, and the directors, officers, agents, and employees of Tenant, against and from all claims, expenses, or liabilities of whatever nature (a) arising directly or indirectly from any default or breach by Landlord or Landlord’s contractors, licensees, agents, servants, or employees under any of the terms or covenants of this Lease or failure of Landlord or such persons to comply with any rule, order, regulation, or lawful direction now or hereafter in force of any public authority, in each case to the extent the same related, directly or indirectly to the management operation or repair of the Building and/or the use of the common areas; or (b) arising directly or indirectly from any accident, injury, or damage, however caused, to any person or property, on the common area; or (c) arising directly or indirectly from any accident, injury, or damage to any person or property occurring outside the Premises but within the Building or on the land, to the extent such accident, injury, or damage results, or is claimed to have resulted, from any negligent act or omission, or negligence on the part of Landlord, or Landlord’s contractors, licensees, agents, servants, employees, or customers, or anyone claiming by or through Landlord; provided, however, that in no event shall Landlord be obligated under this Section 17 to indemnify or save harmless Tenant, or the directors, officers, agents, employees of Tenant, to the extent such claim, expense, or liability results from any omission, fault, negligence, or other misconduct of Tenant or the officers, agents, or employees of Tenant.

This indemnity and hold harmless agreement shall include, without limitation, indemnity against all expenses, attorneys’ fees and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof with counsel reasonably acceptable to Tenant. At the request of Tenant, Landlord shall defend any such claim or proceeding directly on behalf and for the benefit of Tenant. The provisions of this Section shall survive the Term of this Lease.

18. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for

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employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations).

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord and Alexandria Real Estate Equities, Inc. and their respective officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”), as additional insureds. In addition, the commercial general liability insurance policy shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; shall contain a hostile fire endorsement and a contractual liability endorsement; and shall provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

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19. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), either Landlord or Tenant may, by written notice to the other within 30 days after Tenant’s receipt of such estimate, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction. Unless either party so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises, including the initial Landlord’s Work (excluding any improvements installed thereafter by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 31) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, (a) Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration, or (b) Tenant may elect to terminate this Lease by notice thereof to Landlord, and, in either case, this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 35) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 19, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 19, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 19 sets forth their entire understanding and agreement with respect to such matters.

20. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises for the conduct of Tenant’s business, including parking and access, or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord or Tenant this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired

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Term shall be reduced to such extent as may be fair and reasonable under the circumstances. During the performance of such restoration by Landlord, Rent shall be abated in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s Property, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

21. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder within 5 days after written notice from Landlord that the same is due, provided that Landlord shall not be obligated to give such a notice more than one time in any 12 month period.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, and Tenant shall fail to obtain replacement insurance within 30 days after receipt of notice thereof from Landlord or Tenant’s insurer, as applicable, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises. Landlord agrees that Tenant shall not be deemed to have abandoned the Premises if (i) Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, (ii) Tenant completes Tenant’s obligations with respect to the Surrender Plan in compliance with Section 29, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iv) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge, bond over or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any notice to Tenant that such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

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(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 24 or 28 within 5 business days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 21, and, except as otherwise expressly provided herein, such failure shall continue for a period of 21 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 21(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 21(h) is such that it cannot be cured by the payment of money and reasonably requires more than 21 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 21 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 45 days from the date of Landlord’s notice.

22. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 3% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 22(c)(i) or otherwise, Landlord may recover from Tenant the following:

(1) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

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(2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(3) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(4) Any other amount necessary to compensate Landlord for costs incurred by Landlord as a result of Tenant’s default hereunder, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(5) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 22 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 22(c)(ii) (A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 22(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 31(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its

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rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Upon termination of this Lease by Landlord, Landlord shall use commercially reasonable efforts to relet the Premises. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

23. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent, subject to and on the conditions described in this Section 23, except for any Permitted Assignment, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. Except for any Permitted Assignment, if Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 23. Notwithstanding the foregoing, neither an initial public offering of shares by Tenant, nor any private financing by institutional investors who regularly invest in private life science companies shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 23.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 10 business days, but not more than 45 days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 10 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its sole and absolute discretion, if the proposed assignment, hypothecation or other transfer or subletting concerns more than (together with all other then effective subleases) 50% of the Premises, (iii) refuse such consent, in its reasonable discretion, if the proposed subletting concerns (together with all other then effective subleases) 50% or less of the Premises (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iv) if the proposed assignment or sublease is for greater than 50% of the Premises or for the remainder of the Base Term or the Extension Term (as hereinafter defined), as applicable, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such

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Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord’s reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice.

Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (all of the transfers described in this paragraph are sometimes hereinafter referred to as a “Permitted Assignment”).

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for

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compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design fees or construction costs directly related to and required pursuant to the terms of any such sublease and any tenant concessions granted to obtain such sublease or assignment (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct and Nature of Proposed Transferee. Notwithstanding any other provision of this Section 23, except for any Permitted Assignment (as to which the terms of this Section 23(f) shall not apply, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party. In addition, it shall be reasonable for Landlord to withhold its consent to any assignment or sublease to a proposed assignee or sublessee who, in Landlord’s reasonable judgment, has an objectionable business reputation or intends to use the Premises or the Project for any purpose which may be controversial. Finally, it shall be reasonable for Landlord to withhold its consent to any assignment or sublease to a proposed assignee or sublessee who has been offered and is considering a lease of comparable space in any of Landlord’s properties located in Watertown or Waltham, Massachusetts.

24. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

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25. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

26. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

27. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit D. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

28. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 25 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

29. Surrender. Prior to the Commencement Date, Landlord shall use reasonable efforts to deliver a copy of the Surrender Plan of the prior tenant in the Premises with evidence that such Surrender Plan is complete. Notwithstanding the foregoing, Landlord’s inability to deliver such Surrender Plan, despite reasonable efforts to do so, shall not be deemed a default hereunder or otherwise excuse Tenant from any of Tenant’s obligations under this Section 29 or any other provision of this Lease. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by Tenant or any Tenant Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 19 and 20 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises by Tenant or any Tenant Party, and shall be subject to the review and

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approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 29.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 31 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

30. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

31. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials used by Tenant or any Tenant Party in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by Tenant or any Tenant Party otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any

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and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. Notwithstanding the foregoing, Tenant shall in no event be liable to Landlord or any Landlord Party hereunder as a result of, and this indemnification of Landlord and the Landlord Parties by Tenant shall not include Environmental Claims arising from known conditions existing in, on, under or about the Premises on or before the date hereof, as disclosed by those certain environmental reports more particularly described on Exhibit G hereto (each, a “Pre-existing Condition”), to the extent that the Tenant can reasonably prove that any such Environmental Claim does not arise or result, in whole or part, from any exacerbation of or contribution to, such a Pre-existing Condition, by (x) the actions of Tenant or any Tenant Party, or (y) any contamination emanating from in, on or under the Premises during the Term. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

(b) Business. Landlord acknowledges that it is not the intent of this Section 31 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 29 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with

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Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, but not more frequently than once per year unless (i) Landlord has reasonable grounds to believe or release of Hazardous Materials has occurred, or (ii) more frequent testing is required by the Holder of any Mortgage affecting the Project, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 31, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 31 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined

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as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

32. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

33. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

34. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

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35. Force Majeure. Other than for the obligations of either party under this Lease that can be performed by the payment of money, neither Landlord nor Tenant shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord or Tenant, as applicable (“Force Majeure”).

36. Brokers, Entire Agreement, Amendment. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker) in connection with this transaction and that no Broker brought about this transaction other than Meredith & Grew, Inc. and CB Richard Ellis/Whittier Partners (whose commission shall in each case be payable by Landlord under a separate agreement). Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 36, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

37. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

38. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

39. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal

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property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises other than signage in Tenant reception area. Interior signs on doors shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Interior signs on the directory tablet within the Building shall be affixed for Tenant by Landlord at Landlord’s expense, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

40. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have one right (the “Extension Right”) to extend the term of this Lease for 5 years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least 12 months prior, and no earlier than 9 months prior, to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term.

Upon the commencement of any Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment. The term “Market Rate” for purposes of this Lease shall mean the annual amount per rentable square foot that a willing, comparable, new non-renewal tenant of credit quality similar to Tenant would pay, and a willing, comparable landlord of the Building or a comparable office building in the immediate vicinity of the Building would accept, at arms length, giving appropriate consideration to annual rental rates per rentable square foot, and abatement provisions reflecting free rent, length of lease term, size and location of premises being leased, improvement allowances (if any), brokerage commissions (if any) and any other concessions which would be granted by Landlord or a comparable landlord and other generally applicable terms and conditions. As used herein, “Market Rate” shall be determined by Landlord in accordance with the provisions hereof and agreed to by Tenant, but shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term increased by the Rent Adjustment Percentage multiplied by such Base Rent. In addition, Landlord may impose a market rent for the parking rights provided hereunder.

If, on or before the date which is 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any prior Extension Term, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any then effective Extension Term, elect arbitration as described in Section 40(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market

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Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the Watertown, Massachusetts metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the Watertown, Massachusetts metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. Extension Rights are personal to Tenant and any Permitted Assignees and are not otherwise assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights during any period of time that Tenant is in Default under any provision of this Lease.

(e) No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Rights.

(f) Termination. The Extension Rights shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

41. Representations. Landlord represents and warrants to Tenant that, as of the date of this Lease, Landlord has full power and authority to enter into this Lease and has obtained all consents and taken all actions necessary in connection therewith. Tenant represents and warrants to Landlord that, as of the date of this Lease, Tenant has full power and authority to enter into this Lease and has obtained all consents and take all actions necessary in connection therewith.

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42. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 45 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(d) Recordation. This Lease shall not be filed by or on behalf of Tenant in any public record. At the request of either party hereto, the other party shall execute and deliver a memorandum of lease in statutory form which may be recorded at the expense of the requesting party. Tenant shall execute and deliver a termination of such memorandum of lease, in recordable form, to Landlord upon the expiration or earlier termination of this Lease.

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(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(k) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

[Signatures appear on following page]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

Tetraphase Pharmaceuticals, Inc., a Delaware corporation

By:	/s/ David Lubner
Its:	Sr. VP, COO

LANDLORD:

ARE-480 Arsenal Street, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS Corp., a Maryland
corporation, general partner

		By:	(illegible)
		Its:	VP

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

(see attached)

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 2

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480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 3

TetraPhase

480 Arsenal Street

MEP Scope of Work

November 22, 2006

Based on Architectural Drawing A-2.1 dated 16 November 2006

1.	FIRE PROTECTION

1.1. Modify existing fire protection system to accommodate new architectural layout.

2.	PLUMBING

	2.1.	Connect and trim four {4) new lab sinks.

	2.2.	Vacuum service to one {1) BSC. No C02 (assumed local)

	2.3.	Nitrogen, compressed air, vacuum and NPCW to two walk-in hoods.

	2.4.	Chilled water piping to one (1) Huber Chiller (approximately 25 feet)

2.5. Connect to existing nitrogen and compressed air piping and extend nitrogen and compressed air to benchtop hoods and NMR drops (wall turrets).

	2.6.	New compressed air, and NPCW to hoods.

	2.7.	Four (4) RODIpoints of use piped from existing RODIsystem.

	2.8.	Four (4) new deck mounted emergency eyewash units.

	2.9.	Helium and C02 to be local, by tenant.

3.	HVAC

	3.1.	Hoods to be exhausted based on ASHRAE/ANSIstandards.

	3.2.	One (1) new lab exhaust fan (15 hp)

	3.3.	One (1) new air handling unit (5 hp)

	3.4.	Hot water reheat piping

	3.5.	Ductwork demolition, modifications, and installation.

	3.6.	Control modifications to accommodate modified layout.

	3.7.	Tek-air hood management system

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4.	ELECTRICAL

4.1. Remove wiremold, circuits to wiremold, cord drops, and outlets in affected area.

	4.2.	Remove lighting.

	4.3.	Provide new wiremold on benches with circuits, and new hood wiring.

4.4. Reinstall existing fixtures and provide new fixtures for coordinated layout.

	4.5.	New localcontrolswitching.

	4.6.	Rework exit/emergency lighting.

	4.7.	Relocate fire alarm devices.

	4.8.	Remove and reinstall tel/data for new floor plan.

	4.9.	Furnish and install transformation and panels as required.

	4.10.	Power to new HVAC equipment.

TETRAPHASE	Date	11/29/2006

480 ARSENAL STREET

WATERTOWN, MASSACHUSETTS

PRELIMINARY BUDGET ESTIMATE

DIVISION/DESCRIPTION	QTY	UNIT$	LINE SUM	DIV.SUM
DEMOLITION
MAKESAFE ELECTRIC	1 LS	800	800
REMOVE WALLS	730 SF	2.50	1,825
REMOVE FLOORING	3098 SF	0.85	2,633
REMOVE CEILINGS	3098 SF	0.80	2,478
DEMOUTIONDUMPSTERS (SUB)	2 EA	675	1,350
DISMANTLE CASEWORK AND BENCHES	6 MD	540	3,240
REMOVE EXISTING HOOD	1 EA	400	400
HOOD DECONTAMINATION BY OTHERS			NIC
REMOVE GLAZE WALL AT LAB ENTRANCE	1 lS	600	600
REMOVE EXISTING SUPPLY DUCTWORK & REGISTEF	1 lS	900	900
GENERAL lABOR (2 DAYS PER WEEK)	9 WKS	600	5,400
			$19,627

CARPENTRY I MILLWORK
INSTALL DOUBLE DOORS	1 PR	300	300
INSTALL SINGLE DOOR	3 EA	225	675
EXHAUST FAN PLATFORM	1 EA	600	600
CARPENTRY & MATERIALS	10 DVS	600	6,000
				$7,575

ROOF WORK AND CAULKING
FLASHING FOR NEW EXHAUST FAN	EA	950	950
FlASHING INTAKE AIR HOOD	EA	950	950
INTERIOR CAULKING	LS	600	600
				$2,500

DOORS
DOUBLE SOLID CORE WOOD DRS & HDWRE	1 PR	1,775	1,775
SINGLE SOLID CORE WOOD DR & HDWRE	1 EA	930	930
SINGLE RATED H.M.OR & HDWRE	2 EA	985	1,970
HM.DOUBLE DOOR FRAME	1 EA	275	275
HM SINGLE DOOR FRAME	3 EA	200	600
BORROWED LITES	2 EA	125	250
DOOR CLOSERS	3 EA	135	405
EXISTING DOUBLE LAB ENTRANCE DOOR			TO REMAIN
ACCESS COORS	EA	225	225
			6,430
GLASS

GLAZING PANELS AT DOORS	2 EA	175	350
				$350

1

Tetraphase Pharmaceuticals, Inc. Confidential

TETRAPHASE	Date	11/29/2006
480 ARSENAL STREET

WATERTOWN, MASSACHUSETTS

PRELIMINARY BUDGET ESTIMATE

DIVISION/DESCRIPTION	QTY	UNIT$	LINE SUM	DIV.SUM
DRYWALL

WALL BLOCKING	1 LS	2,000	2,000
INSTALL DOOR FRAMES	4 EA	80	320
INSTALLATION OF ACCESS PANELS	1 EA	75	75
INFILL WALL OPENINGS	2 EA	450	900
FULL HEIGHT PARTITIONS	910 SF	9.50	8,645
CUT IN DOOR OPENINGS	2 EA	450	900
PATCH EXISTING WALLS	1 lS	1,800	1,800
GYPSUM BOARD CEILINGS	160 SF	10.00	1,600
INFILL DOOR OPENINGS	4 EA	500	2,000
				$18,240

CEILINGS

2’×4’ VINYL FACED GYP BD W/ STAND SUSPENSION	2,756 SF	2.95	8,130
2’×4’ FISSURED CEILING W/ STANDARD GRID	828 SF	2.55	2,111
				$10,242

FLOORING

VCT FLOORING	4,122 SF	2.60	10,717
EPOXY FLOORING	120 SF	12.50	1,500
EPOXY BERMS AT DOORS	2 EA	150	300
BASE	799 LF	2.65	2,117
				$14,636

PAINTING

PAINT WALLS	6,390 SF	0.90	5,751
EPOXY WALL PAINT	650 SF	1.25	813
PAINT DOORS	4 EA	100	400
TOUCH UP	1 LS	900	900
ELECTROSTATICALLY PAINT REUSED CASEWORK	1 LS	1,200	1,200
PAINT EXISTING WALLS			NJC	$9,064

SPECIALTIES

SIGNAGE		BY TETRAPHASE
FIRE EXTINGUISHERS		EXISTING TO REMAIN
				$0

LAB EQUIPMENT

LAB EQUIPMENT		BY TETRAPHASE		$0

2

Tetraphase Pharmaceuticals, Inc. Confidential

TETRAPHASE	Date	11/29/2006

480 ARSENAL STREET

WATERTOWN, MASSACHUSETTS

PRELIMINARY BUDGET ESTIMATE

DIVISION/ DESCRlPTION	QTY	UNIT$	LINESUM	DIV.SUM
LAB CASEWORK & CHEMICAL FUME HOODS

RELOCATE 8’ CHEMICAL FUME HOOD	EA	950	950
6’·0” CHEMICAL FUME HOODS	4 EA	7,200	28,800
INSTALL 6’-0” CHEMICAL FUME HOODS	4 EA		INCLUDED
6’·0” CHEMICAL FUME HOODS	5 EA	9,600	48,000
INSTALL 8’-0” CHEMICAL FUME HOODS	5 EA		INCLUDED
RELOCATE PENINSULA BENCHES	1 LS	2,800	2,800
RECONFIGURE EXISTING BASE CABINETS	2 EA	1,250	2,500
6’-0” EPOXY BENCHTOPS	26 LF	150	3,900
3’·0” EPOXY BENCHTOPS	44 LF	95	4,180
REAGENT SHELVING 2 HIGH	20 LF	150	3,000
50% BASE CABINETS	48 LF	200	9,600
25% BASEDRAWER UNITS	24 LF	260	6,240
25% KNEE SPACES	24 LF	50	1,200
NEW EPOXY SINKS	3 EA	450	1,350
UTILITY RISERS	2EA	450	900
REUSE 2 EXISTING PENINSULA ISLANDS & BENCHTOPS			INCLUDED
INSTALL NEW CASEWORK	LS	9,500	9,500
BUILD IWO (2)EA VENTED ALCOVES	ALW	0	0
8’; WALK IN HOODS	2 EA	15,000	30,000
ENCLOSE VENTED ALCOVES WI GLASS DOORS	0 SF	90	0
LABORATORY TABLES			BY TETRAPHASE
				$152,920

SPRINKLER

SUPPLEMENTW/ NEW SPRINKLER HEADS AS REQ’D			INCL TRADES PERMITS
INCL RELOCATIONS			INCL SPRINKLER
BUDGET	1 LS	9,500	9,500

				$9,600

PLUMBlNG

CUT & CAP SERVICES AS REQ’D			INCL
LAB SINK TRIM	4 EA		INCL
RODIFAUCETS	4 EA		INCL
6’ 0” FUME HOOD CONNECTS	4 EA		INCL
8’·0” FUME HOOD CONNECTS	5 EA		INCL
NITROGEN 180 DEG TURRETS	3 EA		INCL
COMPRESSED AIR 180 DEG TURRETS	3 EA		INCL
HOOKUP RELOCATED 8’-0” CFH	1 EA		INCL
EMERGENCY EYEWASH DECK MOUNTED	4EA		INCL
PLUMBING PERMIT			INCL
ALCOVE GASSES	2 EA		INCL
PROC CHILLED WATER PIPING TO 1 CHILLER	1 EA		INCL
PLUMBING BUDGET	1 IS	105,132	105,132
				$106,132

3

Tetraphase Pharmaceuticals, Inc. Confidential

TETRAPHASE	Date	11/29/2006
480 ARSENAL STREET

WATERTOWN, MASSACHUSETTS

PRELIMINARY BUDGET ESTIMATE

DIVISION/DESCRIPTION	QTY	UNIT$	LINE SUM	DIV.SUM
HVAC

CUT AND DROP EXISTING UNUSABLE DUCTWORK			INCLUDED
REUSE EXISTING MAINAIR HANDLER AND REBALANCE			INCLUDED
MODIFY EXHAUST SYSTEM TO HANDLE ADDED HOODS & ROTO VAPS			INCLUDED
NEW 6,000 CFM (5 HP) TRANSFER FAN W/COOLING (			INCLUDED
REMOVE EXISTING SECONDARY AIR HANDLER			INCLUDED
NEW 15 HP LAB EXHAUST FAN			INCLUDED
ROTC VAP EXHAUST DROPS {150 CFM EA)	10 EA		INCLUDED
REGISTER.DIFFUSERS, GRILLES			INCLUDED
SUPPLY & EXHAUST BOXES FOR CHEM LAB & EQUIP RM			INCLUDED
MODIFY SUPPLY DUCTWORK			INCLUDED
BALANCING			INCLUDED
STARTUP			INCLUDED
HOOD MANAGEMENT	1 LS	109,000	109,000
Delete Humidification in NMR Room	1 LS	-6,500	-6,500
HVACBUDGET	1 LS	158,000	158,000
				$260,600

ELECTRICAL

SWITCHGEAR J DISTRIBUTION	1 LS	5,780	10,680
.HVAC POWER WIRING	1 LS	2,875	3,975
LIGHTING	1 LS	4,950	6,450
EXIT/EMERGENCY LIGHTING	1 LS	475	755
“FIRE ALARM	1 LS	1,130	1,980
■ OUTLETS, WIREMOLD AND HOODS	1 LS	17,940	29,580
TEL/DATA	1 LS	8,760	11,240
JOB DIRECT EXPENSES & OTHER MATERIALS	1 LS	3,950	5,350
UGHT & PWR TO SOLVENT, WASTE, NMR & MAT’LS			INCLUDED
ELECTRICAL PERMIT			INCLUDED
TEMPORARY SERVICES			INCLUDED
ENGINEERING AND DOCS			INCLUDED
				$69,910

SUPERVISION

PROJECT SUPERINTENDENT	9 WKS	2,975	26,775
PROJECT MANAGER ( 2 DAYS / WK)	8 WKS	1,190	9,520
ESTIMATOR/PLANNER	1.5 WK	3,400	5,100
ADMINISTRATIVE ASSISTANT	8 DAY	275	2,200
ACCOUNTANT	8 DAY	350	2,800
				$46,395

4

Tetraphase Pharmaceuticals, Inc. Confidential

TETRAPHASE	Date	11/29/2006
480 ARSENAL STREET

WATERTOWN,MASSACHUSETTS
PRELIMINARY BUDGET ESTIMATE

DIVISION/DESCRIPTION	QTY	UNIT$	UNESUM	OIV.SUM
GENERAL CONDITIONS
JOBSJTE TELEPHONE/FAX	2 MO	900	1,800
CONSTRUCTION OFFICES
USEEXISTING COURIER/OVERNITE/POSTAGE	2 MO	450	900
FIELD OFFICE SUPPLIES & COPIER RENTAL	2 MO	475	950
MISC.TOOLS & SUPPLIES	2MO	600	1,200
TEMP. TOILETS			USEEXISTING
REPRODUCTION OF CONTRACT DOCUMENTS	1 LS	950	950
WEEKLY CLEANING	9 DAYS	360	3,240
DUMPSTER	5EA	675	3,375
SAFETY & PROTECTION	1LS	1,500	1,500
FINALCLEANING	1 LS	3,250	3,250
				$17,165

ENGINEERING

ARCHITECTURAL DESIGN & DRAWINGS	L.S	22,000	22,000
MECHANICAUELECTRICAL ENGINEERING			W/SUBS
STRUCTURAL	1 LS	2,500	W/SUBS
				$22,000

INSURANCE & PERMITS
GENERAL LIABILITY INSURANCE	1LS	$5,194	5,194

BUILDING PERMITS	1LS	$7,752	7,752
				$12,946

CONTINGENCY	1 LS	35,000	35,000
				$35,000

OVERHEAD & PROFIT	6.5%	$53,305	53,305
				$53,305

TOTAL BUDGET COST				$873,435

CLARIFICATIONS AND ALTERNATIVES

1	Pricing assumes that electric usage and Power Company Backcharges a1e paid for by the Landlord
2	Pricing assumes Haz Materials Handlirlg and DisposalIs by Landlord
3	Pricing assumes house HVAC system Is adequate to handle new loads.
4	Pricing assumes that existing electric service Is adequate to handle new work.

5

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 1

EXHIBIT C TO LEASE

WORK LETTER

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480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 1

EXHIBIT D TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 1

EXHIBIT E TO LEASE

TENANT’S PERSONAL PROPERTY

I. Existing (purchased from former tenant Protein Forest Inc. “PFI”):

Lab Equipment:

G7883 CD Glasswasher

GR Ext Ice Flaker MKS 400 Stor

Drum Cabinet w/Rollers for 2-55 Gal. Drums

Furniture:

Reception Area

2 Lounge Chairs w/Wood Arm Cap

Mojo Side Table 22” × 16”

Receptionist station

Conference Room:

Epson EMP720c LCD Projector

Virtu Board w/incl Doors, Glass Sh

16 Webb Chairs (Conf Room)

1 Rectangular Table 48” × 96” (Lg Conf Tbl)

Rectangular Table 48” × 72” (Sm Conf Table)

Virtu Server Cart 24” × 36” (Corner Table)

Executive Offices and Office Area:

All Workstations in 6 offices and all cubicle workstations in office Area, “area formerly marked on PFI floor plan as “Software Development RoomH and “Tech Station”, OH Bins, Panels, etc.

27 lzzy Zachary Chairs (green office chairs)

12 Cache in Chairs (Side Chairs in Offices)

Cafeteria:

28 Zag Chairs (Cafe Chairs)

7 Square Table Tops & Bases (Cafe Tables)

II. To be purchased in the future (List is meant to be illustrative and not limited to these specific items):

Medicinal Chemistry:

400 MHzNMR

Agilent 1200 LC/MS

Agilent 1200 HPLCs

Lyophilizer

-20° Freezers

Fridges

Process Chemistry:

Large chiller/heater

Small chiller/heater

Large rotovap

Large vac.oven

SOL glass reactors

-20° Freezers

Fridges

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Tetraphase Pharmaceuticals, Inc. Confidential

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 2

Biology:

Microbiology:

-80° Freezers

Balances, analytical

Incubator, water jacketed, stacked

Water shaker

Microplate reader (plus microplate handling system)

Table top centrifuges

-20° Freezers

Fridges

Various rotors

Microscope

Balances

Magnetic stirrer

Orbital shaker

Electronic pipettor

Microcentrifuge

Vortex mixers

Cell Biology:

Cryogenic storage, liquid N2-based

Incubators (C02)

Microplate reader

Microscope fluorescence

Digital camera for microscope

Centrifuges

General Biology:

Autoclave

Sonicators (plus Sonicator tip)

Thermocyclers

Hybridization ovens

Shaking Incubators

Electroporation

Gyratory shakers

Western Blot

General[R&D equip. and Computers etc.]:

Rotovaps (for hoods)

Glasswasher

Ice machine

Chemical Storage cabinets

Computers - New hires -laptops

Computers - New Hires- desktops

IT - general network etc.

Telephone system and phones

Fax machines

Printers

Copier

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 2

EXHIBIT F TO LEASE

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO.SVBSF

DATE:NOVEMBER     , 2006

BENEFICIARY:

ARE-480 ARSENAL STREET, LLC.

C/0 ALEXANDRIA REAL ESTATE EQUITIES, INC.

385 EAST COLORADO BLVD, SUITE 299

PASADENA, CA 91101

APPLICANT:

TETRAPHASE PHARMACEUTICALS INC

480 ARSENAL STREET, SUITE 110

WATERTOWN,MA 02472

AMOUNT:US$         ,                     AND 00/100 U.S. DOLLARS)

EXPIRATION DATE:            , 2007 (ONE YEAR FROM LC ISSUE DATE)

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF         IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S),IF ANY.

2. A DATED CERTIFICATION FROM THE BENEFICIARY, PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING THE FOLLOWING:

(A) “THE BENEFICIARY HEREBY CERTIFIES THAT TETRAPHASE PHARMACEUTICALS INC OR ITS SUCCESSORS OR ASSIGNS UNDER THE LEASE HAS DEFAULTED IN ITS OBLIGATIONS UNDER THE LEASE AGREEMENT,DATED            , 2006 [INSERT LEASE DATE] BY AND BETWEEN TETRAPHASE PHARMACEUTICALS INC AND ARE-480 ARSENAL STREET, LLC.(AS THE SAME MAY BE AMENDED AND ASSIGNED FROM TIME TO TIME, THE “LEASE”) AND THAT BENEFICIARY IS DUE THE AMOUNT REQUESTED IN THIS DRAW REQUEST.”

OR

(B) “THE BENEFICIARY HEREBY CERTIFIES THAT TETRAPHASE PHARMACEUTICALS INC OR ITS SUCCESSORS OR ASSIGNS UNDER THE LEASE HAS DEFAULTED IN ITS OBLIGATIONS UNDER THE LEASE, THAT BENEFICIARY IS BARRED BY APPLICABLE LAW FROM SENDING A NOTICE OF DEFAULT AND THAT BENEFICIARY IS DUE THE AMOUNT REQUESTED IN THIS DRAW REQUEST”.

OR

(C) “THE BENEFICIARY IS IN RECEIPT OF SILICON VALLEY BANK NOTICE OF NON-EXTENSION OF LETTER OF CREDIT NO.SVBSF         (THE “LETTER OF CREDIT) AND CERTIFIES THAT IT IS ENTITLED TO DRAW THE ENTIRE AMOUNT OF THE LETTER OF CREDIT.”

OR

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Tetraphase Pharmaceuticals, Inc. Confidential

480 Arsenal Street Tetraphase Pharmaceuticals, Inc. - Page 3

(D) “THE BENEFICIARY HEREBY CERTIFIES THAT BENEFICIARY IS DUE THE AMOUNT REQUESTED IN THIS DRAW REQUEST PURSUANT TO THE TERMS AND CONDITIONS OF THE LEASE.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWINGS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT AND/OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND MARCH 31,2018 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE BY THE ISSUING BANK AT THE REQUEST OF BENEFICIARY ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE.AT THE TIME OF TRANSFER,THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S),IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO).OUR TRANSFER FEE OF% OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) WILL BE PAID BY THE APPLICANT. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE,IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOURACCOUNTWITHANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

Tetraphase Pharmaceuticals, Inc. Confidential

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. Page 4

EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS, (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

SILICON VALLEY BANK

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

PAGE20F2

Tetraphase Pharmaceuticals, Inc. Confidential

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 5

EXHIBIT “A” to LETTER OF CREDIT

DATE:	REF.NO.

     AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF US$

US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO.                     DATED

TO: SILICON VALLEY BANK

3003 TASMAN DRIVE
SANTA CLARA, CA 95054	(BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.DATE:ISSUANCE DATE OF DRAFT.

2.REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3. PAYTOTHE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE LIC (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4. US$: AMOUNT OF DRAWING IN FIGURES.

5. US DOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER:SILICON VALLEY BANK’S STANDBY UC NUMBER THAT PERTAINS TO THE DRAWING.

7.DATED:ISSUANCE DATE OF THE STANDBY UC.

8.BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE UC.

9.AUTHORIZED SIGNATURE:SIGNED BY AN AUTHORIZED SIGNEROF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICE DA LUZ:408-654-7120

EFRAIN TUVILLA: 408-654-6349

28464922.2 0725011753? 98459290

BOS111 12079564.8

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Tetraphase Pharmaceuticals, Inc. Confidential

480 ArsenalStreet/Tetraphase Pharmaceuticals, Inc. Page 6

EXHIBIT “B” to Letter of Credit

DATE:

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE	RE: SANTA CLARA,.CA 95054
ATTN:INTERNATIONAL DIVISION. STANDBY LETTERS OF CREDIT

GENTLEMEN:

IRREVOCABLE STANDBY LETTER OF CREDIT NO. ISSUED BY SILICON VALLEY BANK, SANTA CLARA UCAMOUNT:

FOR VALUE RECEIVED,THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LEDER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LEDER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF,INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY, (BENEFICIARY’S NAME) (SIGNATURE OF BENEFICIARY) (NAME AND TITLE)

28464922.2 072501 1753P 98459290

BOS111 12079564.8

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Tetraphase Pharmaceuticals, Inc. Confidential

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 7

SIGNATURE AUTHENTICATED

The name(s}, title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

We further confirm that the company has·been identified applying the appropriate que diligence and enhanced due diligence as required by BSA and all its subsequent amendments.

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Author-ized Signature)

(Telephone number)

28464922.2 0725011753P 98459290

BOS111 12079564.8

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Tetraphase Pharmaceuticals, Inc. Confidential

480 Arsenal Street/Tetraphase Pharmaceuticals, Inc. - Page 8

EXHIBIT G TO LEASE

ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment Report, prepared by GZA GeoEnvironmental, Inc. (“GZA”), dated June 2001.

2. Watertown Materials Management Center Facility Exit Report Volume Iand Volume II,prepared by GZA, dated February 2002.

3.	Tenant Exit Audit Review, prepared by ENVIRON International Corporation (“ENVIRON”), dated October 21, 2002.

4.	Mold Investigation and Remediation Report,prepared by ENVIRON, dated December 29, 2003.

5.	Decommissioning Plan Letter by Protein Forest, Inc. (“Protein Forest”},dated October 3, 2006.

6.	Surrender Plan from Protein Forest to Tim White of ARE, dated November 3,2006.

7.	Letter from the Commonwealth of Massachusetts to RusselGarlick of Protein Forest, dated September 27, 2005.

8.	ChemicalList for Premise Surrender by Protein Forest, dated November 4, 2006.

28464922.2 072501 1753P 98459290

BOS111 12079564.8

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of September 9, 2011 by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of November 16, 2006 (the “Lease”). Pursuant to the Lease, Tenant leases approximately 15,149 rentable square feet as more particularly described in Exhibit A to the Lease (the “Original premises”) in a building located at 480 Arsenal Street, Watertown, Massachusetts. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth herein, to, among other things, amend the Lease to expand the Premises by adding approximately 750 rentable square feet to the Original Premises for a total of 15,899 as more particularly described on Exhibit A to this First Amendment (the “Expansion Premises”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Delivery; Acceptance of Expansion Premises; Expansion Rent Commencement Date.

(a) Landlord shall use reasonable efforts to deliver the Expansion Premises to Tenant on or before November 1, 2011 (“Delivery” or “Deliver”) with Landlord’s Work (defined below) substantially complete. Tenant acknowledges that there is currently a tenant occupying the Expansion Premises, and the parties agree that if Landlord fails to timely Deliver the Expansion Premises, including, without limitation, as a result of such existing tenant’s failure to early vacate and surrender the Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease with respect to the Expansion Premises shall not be void or voidable. For the purposes of this Section 1, “Landlord’s Work” shall mean the following work items to be done within the Expansion Premises in conformance to Building standards and otherwise reasonable acceptable to Landlord and Tenant: the removal or a portion of the wall and the installation of a building-standard interior door between the Original Premises and the Expansion Premises as depicted on Exhibit A to this First Amendment. Other than Landlord’s Work, Landlord shall have no obligation to perform any work at the Building in connection with Tenant’s occupancy or obtain any permits, approvals or entitlements related to Tenant’s specific use of the Premises or Tenant’s business operations therein.

(b) The “Expansion Premises Commencement Date” shall be the date that Landlord Delivers the Expansion Premises to Tenant broom clean, free of all occupants with Landlord’s Work substantially complete. Upon request of Landlord, Tenant shall execute and

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deliver a written acknowledgement of the Expansion Premises Commencement Date when the same is established in the form attached hereto as Exhibit B; provided, however, that Tenant’s failure to execute and deliver such acknowledgement shall not affect Landlord’s rights hereunder.

(c) Except for Landlord’s Work: (i) Tenant shall accept the Expansion Premises in their condition as of the Expansion Premises Commencement Date, subject to all applicable Legal Requirements; (ii) Landlord shall have no obligation for any defects in the Expansion Premises; and (iii) Tenant’s taking possession of the Expansion Premises were in good condition at the time possession was taken.

(d) Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises, and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises are suitable for the Permitted Use.

2. Base Rent. Commencing on the Expansion Premises Commencement Date, the following amendments shall be deemed made to definitions contained on page 1 of the Lease:

3. Other Changes to Defined Terms. As of the Expansion Premises Commencement Date, Base Rent shall be increased to $47,569.22. Thereafter, Base Rent shall adjust in accordance with Section 5 of the Lease.

(i)	The defined term “Premises” shall include the Original Premises and the Expansion Premises and shall comprise 15,889 rentable square feet. Exhibit A to this First Amendment shall be deemed added to Exhibit A to the Lease;

(ii)	The defined term “Tenant’s Share of Operating Expenses” shall be increased to 11.296%.

4. Early Termination. For avoidance of doubt, Section 3 of the Lease is hereby deleted in its entirely and is of no further force or effect.

5. OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

6. Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the

2

transaction reflected in this First Amendment and that no Broker brought about this transaction other than CBRE-NE. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE-NE, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

7. Miscellaneous.

(a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(d) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written

LANDLORD:	ARE-480 ARSENAL STREET, LLC, A Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS Corp., a Maryland corporation general partner

			By:	/s/ Eric S. Johnson
Eric S. Johnson Vice President Real Estate Legal Affairs

TENANT:	TETRAPHASE PHARMACEUTICALS, INC., A Delaware corporation

	By:	/s/ Guy Macdonald
	Its	President & CEO

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EXHIBIT A

EXPANSION PREMISES

5

EXHIBIT B

ACKNOWLEDGMENT OF EXPANSION PREMISES COMMENCEMENT DATE

This ACKNOWLEDGEMENT OF EXPANSION PREMISES COMMENCEMENT DATE is made as of this      day of             , 20    , between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of November 15, 2006, as amended by the First Amendment dated as of             , 2011, (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the “Expansion Premises Commencement Date” is                     ,                      and the termination date of the Base Term of the Lease shall be midnight on November 30, 2012. In case of a conflict between this Acknowledgment of Expansion Premises Commencement Date and the Lease, this Acknowledgement of Expansion Premises Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF EXPANSION PREMISES COMMENCEMENT DATE TO BE EFFECTIVE ON THE DATE FIRST WRITTEN ABOVE.

LANDLORD:	ARE-480 ARSENAL STREET, LLC, A Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS Corp., a Maryland corporation general partner

By:

TENANT:	TETRAPHASE PHARMACEUTICALS, INC., A Delaware corporation

By:
Its

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SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of March 15, 2012 by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of November 16, 2006 as amended by that certain First Amendment to Lease dated as of September 9, 2011 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases approximately 15,899 rentable square feet as more particularly described in the Lease in a building located at 480 Arsenal Street, Watertown, Massachusetts. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Base Term of the Lease expires on November 30, 2012.

C. Landlord and Tenant desire, subject to the terms and conditions set forth herein, to, among other things, amend the Lease to (i) extend the Base Term of the Lease for a period of 6 months commencing on December 1, 2012 and ending on May 31, 2013 (“Interim Extension Term”), (ii) provide for payment of Base Rent during the Interim Extension Term and (iii) amend Section 40 of the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Base Term. The Base Term of the Lease is hereby extended for a period of 6 months and shall expire on May 31, 2013.

2. Rent. Notwithstanding anything to the contrary in the Lease, Base Rent during the Interim Extension Term shall be $50,452.83 per month and Tenant shall continue to pay Tenant’s Share of Operating Expenses and all other charges as set forth in the Lease.

3. Section 40/Right To Extend Term. The phrase “at least 12 months prior, and no earlier than 9 months prior, to expiration of the Base Term of the Lease or the expiration of any prior Extension Term” in the first paragraph of Section 40(a) of the Lease is hereby deleted in its entirety and replaced with “no earlier than June 1, 2012 and no later than August 31, 2012”.

4. Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction other than CBRE-NE. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE-NE, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

Tetraphase Pharmaceuticals, Inc. Confidential

5. Miscellaneous.

(a) This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

(d) Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

[Signatures are on the next page.]

Tetraphase Pharmaceuticals, Inc. Confidential

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP., a Maryland corporation, general partner

			By:	/s/ Eric S. Johnson
Eric S. Johnson Vice President Real Estate Legal Affairs

TENANT:	TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation

	By:	/s/ David Lubner
	Its:	SVP, CFO

Tetraphase Pharmaceuticals, Inc. Confidential

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THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of September 18, 2012 by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of November 16, 2006 as amended by that certain First Amendment to Lease dated as of September 9, 2011 and that certain Second Amendment to Lease dated as of March 15, 2012 (as amended, the “Lease”), Pursuant to the Lease, Tenant leases approximately 15,899 rentable square feet as more particularly described in the Lease in a building located at 480 Arsenal Street, Watertown, Massachusetts. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Base Term of the Lease expires on May 31, 2013.

C. Landlord and Tenant desire, subject to the terms and conditions set forth herein, to, among other things, amend the Lease to (i) extend the Base Term of the Lease for a period of one year commencing on June 1, 2013 and ending on May 31, 2014 (“Extension Term”), (ii) provide for payment of Base Rent during the Extension Term, (iii) delete Section 40 of the Lease and (iv) increase the Security Deposit.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Base Term. The Base Term of the Lease is hereby extended for a period of one year and shall expire on May 31, 2014.

2. Rent. Notwithstanding anything to the contrary in the Lease, Base Rent during the Extension Term shall be $52,996.66 per month and Tenant shall continue to pay Tenant’s Share of Operating Expenses and all other charges as set forth in the Lease.

3. Section 40/Right To Extend Term. Section 40 of the Lease is hereby deleted in its entirety and Tenant shall have no further right to extend the Term.

4. Security Deposit. Notwithstanding anything to the contrary in the Lease, effective as of May 31, 2013, the Security Deposit amount shall be increased from $120,813.27 to $158,989.98 (“Increased Security Deposit Amount”). On or before May 31, 2013, Tenant shall deliver to Landlord (i) a substitute Letter of Credit or (ii) an amendment to the existing Letter of Credit, in compliance with Section 7 of the Lease and reflecting the Increased Security Deposit Amount.

Tetraphase Pharmaceuticals, Inc. Confidential

5. Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Third Amendment and that no Broker brought about this transaction other than CBRE-NE. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE-NE, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

6. Miscellaneous.

(a) This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

(d) Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page.]

Tetraphase Pharmaceuticals, Inc. Confidential

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP., a Maryland corporation, general partner

			By:	/s/ Eric S. Johnson
Eric S. Johnson Vice President Real Estate Legal Affairs

TENANT:	TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation

	By:	/s/ David Lubner
	Its:	SVP, CFO

Tetraphase Pharmaceuticals, Inc. Confidential

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